Deferred income	12 Months Ended
Dec. 31, 2024
Deferred income [Abstract]
Disclosure of deferred income [text block]
6.1 DEFERRED INCOME
Deferred income breaks down as follows at December 31, 2024 and 2023:

(Million euro)	2024	2023	Var. 24/23
Capital grants	1,372	1,317	55
Other deferred income	3	17	(14)
TOTAL DEFERRED INCOME	1,375	1,334	41
Capital grants awarded by government bodies relate entirely to infrastructure projects in the Toll Roads Division at December 31, 2024 and 2023.
These grants are primarily related to the following toll road projects: EUR 510 million and EUR 486 million for NTE Mobility Partners in 2024 and 2023, respectively. EUR 429 million and EUR 407 million for LBJ Infrastructure Group, in 2024 and 2023, respectively. EUR 216 million and EUR 205 million for I-77 Mobility Partners, in 2024 and 2023, respectively and, lastly, EUR 205 million and EUR 204 million for NTE Mobility Partners Segments 3 LLC, in 2024 and 2023, respectively.
Amounts received by the US companies increased by EUR 86 million and decreased by EUR -41 million in 2024 and 2023 respectively, due to the US dollar's appreciation against the euro in 2024 and depreciation in 2023.
These capital grants are released to the income statement for each year at the same rate as the depreciation charged on the assets. As the charge estimated for the following 12 months is not significant, the balance as at December 31, 2024 is presented as non-current in the balance sheet. The impact of the grants on cash flows are presented as an increase in investments for 2024, 2023 and 2022.
The effect of these grants on cash flows is presented net of cash flows from investing activities.